ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF

NYSE Arca Ticker: VEGA

Supplement dated November 13, 2015

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”) and should be read in conjunction with those documents.

Effective November 2, 2015, David Young and Peter Van De Zilver, with Partnervest Advisory Services, LLC, investment sub-adviser to the Fund, joined Kenneth Hyman, and replaced James Herrell, as portfolio managers of the Fund. All references to Mr. Herrell in the Summary Prospectus, Prospectus, and SAI are hereby deleted. Specific revisions to the Fund’s documents relating to Messrs. Young and Van De Zilver are set forth below.

Summary Prospectus and Prospectus

The following replaces the portfolio manager information in the table on page 6:

Name and Title	Length of Service with Sub-Advisor
Kenneth R. Hyman, President and Chief Executive Officer	since 2002
David Young, Chief Investment Officer	since 2015
Peter Van De Zilver, Portfolio Manager	since 2015

Prospectus

The following replaces the portfolio manager information on pages 14 and 15 of the Prospectus:

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Kenneth R. Hyman, President and Chief Executive Officer

Mr. Hyman founded Partnervest Financial Group, LLC, the Sub-Advisor’s parent, in 2001 and is responsible for the direction and oversight of the Sub-Advisor’s business, financial, and operational affairs. He also serves as Co-Portfolio Manager and member of the Investment Management Committee overseeing the STAR Asset Management program. Established in 2001, the Sub-Advisor provides investment management solutions to investors and the advisors that serve them. Prior to establishing Partnervest Financial Group, LLC, Mr. Hyman was the Senior Executive and Financial Officer for Integral Securities, Inc. and Integral Securities Europe Ltd. He was also the President and Sole-Proprietor of a financial services consulting firm that operated under the name “Partnervest” and specialized in operations, e-commerce, financial operations, compliance and regulatory issues, product and service development, and business strategies. Prior to his time at Partnervest and Integral, Mr. Hyman was the Managing Principal and Chief Operating Officer of Mercer Global Securities and the Director of Operations for Mercer Global Advisors, one of the nation’s largest fee-only financial planning and investment management firms. He was also the Vice President of trading for Associated Financial Group, a financial services company providing support to more than 328 representatives in over 179 branch and satellite offices.

David Young, CFA, Chief Investment Officer

Mr. Young joined Partnervest Advisory Services in 2015 and serves as Chief Investment Officer and member of the Investment Management Committee. He is the founder and Chief Executive Officer of Anfield Capital Management LLC, an SEC registered investment advisory firm that specializes in risk- based global allocation and fixed income strategies. Prior to founding Anfield, Mr. Young spent 15 years at PIMCO, focusing on investment strategy, portfolio management and asset allocation. While there, he formed and chaired the first multi-asset investment committee and headed the account management group in London. Mr. Young holds the Chartered Financial Analyst designation, an MBA with a concentration in Finance from the Paul Merage School of Business at the University of California, Irvine and degrees in Economics and Political Science from UC, Irvine, where he has also served as an adjunct professor.

Peter Van De Zilver, Portfolio Manager

Mr. Van De Zilver joined Partnervest Advisory Services in 2015 and serves as portfolio manager and member of the Investment Management Committee. He is the Director of Portfolio Analytics and Risk Management at Anfield Capital Management LLC, an SEC registered investment advisory firm that specializes in risk-based global allocation and fixed income strategies. He has over 20 years of investment management experience and served in a senior position at PIMCO in the Portfolio Analytics group, where he was responsible for the architecture, development and implementation of many analytics and risk management systems. Mr. Van De Zilver holds the Chartered Financial Analyst designation and degrees in Physics, Mathematics and Economics from the Universities of Utrecht and Amsterdam, as well as an MA degree in Economics from the University of Southern California.

Statement of Additional Information

The following replaces the corresponding information in the portfolio manager section of the SAI relating to the Fund (see page 85):

Portfolio Manager Compensation. The portfolio managers are compensated by Partnervest Advisory Services, LLC and do not receive any compensation from the Fund or the Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Kenneth R. Hyman	$50,001-$100,000
David Young	None
Peter Van De Zilver	None

* Information provided as of October 31, 2015.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kenneth R. Hyman	0	$0	0	$0	0	$0
David Young	1	$56.35	0	$0	597	$129.60
Peter Van De Zilver	1	$56.35	0	$0	597	$129.60

* Information provided as of October 31, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.